UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 31, 2024, the Audit Committee of the Board of Directors of Nukkleus Inc. (f/k/a Brilliant Acquisition Corp. (“Brilliant”)) (the “Company”) in consultation with management of the Company concluded that the Company’s previously issued unaudited condensed financial statements for the quarterly periods ended December 31, 2023, March 31, 2024, and June 30, 2024 (the “Prior Quarterly Filings”), should no longer be relied upon due to errors identified in the financial statements. During the preparation of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2024, it was discovered that:

●	significant costs incurred by Nukkleus Inc. (“Old Nukk”), which became a wholly subsidiary of the Company as result of the business combination contemplated by the Amended and Restated Agreement and Plan of Merger dated November 1, 2023 (the “Business Combination”) and paid or payable to SPAC-related advisors at closing of the Business Combination were recorded as operating expenses during the quarter ended March 31, 2024 instead of properly accrued for or and reflected as a reduction to the Company’s Additional Paid-in Capital at the time of closing of the Business Combination during the quarter ended December 31, 2023.

●	significant costs incurred by Brilliant and paid to SPAC-related advisors by Old Nukk during the quarter ended December 31, 2023 were not properly accrued for on Brilliant’s closing balance sheet and therefore were improperly recorded as an expense of Old Nukk instead of as a reduction to the Company’s Additional Paid-in Capital as part of the reverse recapitalization.

●	interest expense owed to a shareholder was accrued using an annual interest rate during the quarter ended June 30, 2024 instead of a monthly rate the related party loan payable requires.

●	Losses on extinguishment of related party obligations that were settled with the issuance of shares of the Company’s common stock were classified as distributions that increase the Company’s accumulated deficit instead of as a return of capital that reduces the Company’s Additional Paid-in Capital at settlement of the associated related party obligation.

This misclassification of costs paid or payable to SPAC-related advisors has led to an overstatement of the Company’s net loss for the Prior Quarterly Filings; the error in interest rate frequency used on a related party loan payable has led to an understatement of the Company’s net loss for the Prior Quarterly Filings, and the misclassification of losses on extinguishment of related party has led to an overstatement of Additional Paid-in Capital and of Accumulated Deficit.

On December 31, 2024, the Audit Committee of the Board of Directors of Nukkleus Inc. (the “Company”) in consultation with management of the Company concluded that the Company’s previously issued unaudited condensed financial statements for the quarterly periods ended December 31, 2023, March 31, 2024, and June 30, 2024 (the “Prior Quarterly Filings”), should no longer be relied upon due to errors identified in the financial statements. During the preparation of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2024, it was discovered that significant costs incurred by Nukkleus Inc. (“Old Nukk”), which became a wholly subsidiary of the Company as result of the business combination contemplated by the Amended and Restated Agreement and Plan of Merger dated November 1, 2023 (the “Business Combination”) and paid or payable to SPAC-related advisors at closing of the Business Combination were recorded as operating expenses during the quarter ended March 31, 2024 instead of properly accrued for or and reflected as a reduction to the Company’s Additional Paid-in Capital at the time of closing of the Business Combination during the quarter ended December 31, 2023. Additionally, it was discovered that significant costs incurred by the Company and paid to SPAC-related advisors by Old Nukk during the quarter ended December 31, 2023 were not properly accrued for on the Company’s closing balance sheet and therefore were improperly recorded as an expense of the Company instead of as a reduction to the Company’s Additional Paid-in Capital as part of the reverse recapitalization. Further, the Company determined interest expense owed to a shareholder was accrued using an annual interest rate during the quarter ended June 30, 2024 instead of a monthly rate the related party loan payable requires. This misclassification of costs paid or payable to SPAC-related advisors has led to an overstatement of the Company’s net loss for the Prior Quarterly Filings and the error in interest rate frequency used on a related party loan payable has led to an understatement of the Company’s net loss for the Prior Quarterly Filings.

These errors were discovered during the preparation of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2024. The Company’s management and the Audit Committee have discussed this matter with the Company’s independent registered public accounting firm. The Company is currently working to quantify the impact of these errors and will file amended Quarterly Reports on Form 10-Q for the affected periods as soon as practicable.  The restatements are expected to materially impact the previously reported financial results for thePrior Quarterly Filings. Investors are cautioned not to rely on the Company’s previously issued financial statements for the affected periods. The Company will provide updated financial information as soon as it becomes available.

The Audit Committee, along with management, discussed with GreenGrowth CPAs, its independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: January 7, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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